Exhibit 99.1

Index to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Limited

Genworth Financial Mortgage Insurance Pty Limited

Condensed Consolidated Balance Sheets

(U.S. dollar amounts in thousands, except share amounts)

	March 31, 2013	December 31, 2012
	(Unaudited)
Assets

Investments:
Fixed maturity securities available-for-sale, at fair value	$3,327,164	$3,328,930
Short-term investments	55,832	—

Total investments	3,382,996	3,328,930

Cash and cash equivalents	357,899	389,297
Accrued investment income	50,842	43,319
Prepaid reinsurance premiums	194	212
Deferred acquisition costs	54,172	54,843
Net deferred tax asset	4,967	4,744
Goodwill	7,798	7,787
Intangible assets	32,531	36,964
Related party receivables	8,606	23,929
Other assets	15,164	12,834

Total assets	$3,915,169	$3,902,859

Liabilities and stockholder’s equity
Liabilities:
Reserve for losses and loss adjustment expenses	$237,584	$250,577
Unearned premiums	1,185,744	1,168,677
Related party payables	73,182	81,475
Long-term borrowings	145,768	145,558
Other liabilities and accrued expenses	59,083	71,059

Total liabilities	1,701,361	1,717,346

Commitments and contingencies

Stockholder’s equity:
Ordinary shares—No par value; 1,401,558,880 shares authorized and issued as of March 31, 2013 and December 31, 2012	—	—
Additional paid-in capital	634,803	634,414

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	80,007	97,079
Net unrealized gains (losses) on other-than-temporarily impaired securities	—	—

Net unrealized investment gains (losses)	80,007	97,079
Foreign currency translation adjustments	504,258	501,467

Total accumulated other comprehensive income (loss)	584,265	598,546
Retained earnings	994,740	952,553

Total stockholder’s equity	2,213,808	2,185,513

Total liabilities and stockholder’s equity	$3,915,169	$3,902,859

See Notes to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Limited

Condensed Consolidated Statements of Income

(U.S. dollar amounts in thousands)

(Unaudited)

	Three months ended March 31,
	2013	2012
Revenues:
Net premiums	$98,582	$86,421
Net investment income	42,932	46,468
Net investment gains	1,125	294
Other income	438	1,809

Total revenues	143,077	134,992

Losses and expenses:
Net losses and loss adjustment expenses	47,770	138,120
Acquisition and operating expenses, net of deferrals	24,845	22,916
Amortization of deferred acquisition costs and intangibles	6,403	6,521
Interest expense	3,022	3,601

Total losses and expenses	82,040	171,158

Income (loss) before income taxes	61,037	(36,166)
Provision (benefit) for income taxes	18,850	(9,619)

Net income (loss)	$42,187	$(26,547)

Supplemental disclosures:
Total other-than-temporary impairments	$—	$—
Portion of other-than-temporary impairments included in other comprehensive income	—	—

Net other-than-temporary impairments	—	—
Net other investment gains	1,125	294

Total net investment gains	$1,125	$294

See Notes to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Limited

Condensed Consolidated Statements of Comprehensive Income

(U.S. dollar amounts in thousands)

(Unaudited)

	Three months ended March 31,
	2013	2012
Net income (loss)	$42,187	$(26,547)
Other comprehensive income (loss), net of taxes:
Net unrealized gains (losses) on securities not other-than-temporarily impaired	(17,072)	(1,533)
Foreign currency translation and other adjustments	2,791	22,511

Total other comprehensive income (loss)	(14,281)	20,978

Total comprehensive income (loss)	$27,906	$(5,569)

See Notes to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Limited

Condensed Consolidated Statements of Changes in Stockholder’s Equity

(U.S. dollar amounts in thousands)

(Unaudited)

	Additional paid-in capital	Accumulated other comprehensive income (loss)	Retained earnings	Total stockholder’s equity
Balances as of December 31, 2012	$634,414	$598,546	$952,553	$2,185,513

Comprehensive income (loss):
Net income	—	—	42,187	42,187
Net unrealized gains on investment securities	—	(17,072)	—	(17,072)
Foreign currency translation adjustments	—	2,791	—	2,791

Total comprehensive income (loss)				27,906
Capital contribution	389	—	—	389

Balances as of March 31, 2013	$634,803	$584,265	$994,740	$2,213,808

	Additional paid-in capital	Accumulated other comprehensive income (loss)	Retained earnings	Total stockholder’s equity
Balances as of December 31, 2011	$627,085	$518,186	$873,706	$2,018,977

Comprehensive income (loss):
Net loss	—	—	(26,547)	(26,547)
Net unrealized losses on investment securities	—	(1,533)	—	(1,533)
Foreign currency translation adjustments	—	22,511	—	22,511

Total comprehensive income (loss)				(5,569)
Return of capital to parent	(1,773)	—	—	(1,773)

Balances as of March 31, 2012	$625,312	$539,164	$847,159	$2,011,635

See Notes to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Limited

Condensed Consolidated Statements of Cash Flows

(U.S. dollar amounts in thousands)

(Unaudited)

	Three months ended March 31,
	2013	2012
Cash flows from operating activities:
Net income (loss)	$42,187	$(26,547)
Adjustments to reconcile net income (loss) to net cash from operating activities:
Amortization of investment discounts and premiums	4,644	554
Net investment gains	(1,125)	(294)
Acquisition costs deferred	(4,367)	(5,357)
Amortization of deferred acquisition costs and intangibles	6,403	6,521
Deferred income taxes	7,045	(209)
Corporate overhead allocation	3,865	3,888
Change in certain assets and liabilities:
Accrued investment income and other assets	8,656	(29,816)
Reserve for losses and loss adjustment expenses	(13,433)	69,083
Unearned premiums	15,347	12,641
Other liabilities	(23,914)	(7,489)

Net cash from operating activities	45,308	22,975

Cash flows from investing activities:
Proceeds from maturities and repayments of fixed maturity securities and short-term investments	68,679	173,947
Purchases of fixed maturity securities and short-term investments	(146,591)	(246,436)

Net cash from investing activities	(77,912)	(72,489)

Effect of exchange rate changes on cash and cash equivalents	1,206	8,445

Net change in cash and cash equivalents	(31,398)	(41,069)
Cash and cash equivalents at beginning of period	389,297	720,791

Cash and cash equivalents at end of period	$357,899	$679,722

See Notes to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Three Months Ended March 31, 2013 and 2012

(Unaudited)

(1) Nature of Business, Formation of Genworth Mortgage and Basis of Presentation

Genworth Financial Mortgage Insurance Pty Limited (“Genworth Mortgage” or the “Company” as appropriate) offers mortgage insurance products in Australia and is headquartered in Sydney, Australia. In particular, the Company offers primary mortgage insurance, known as “lenders mortgage insurance,” or LMI, and portfolio credit enhancement policies. The principal product is LMI, which is generally single premium business and provides 100% coverage of the loan amount in the event of a mortgage default. The nature of the Australian economy is that the majority of mortgages are originated through the country’s top four largest banks; therefore, the Company has a high concentration of business written over mortgages originating through these lenders.

The Company’s condensed consolidated financial statements are unaudited and have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) disclosure requirements for interim financial information. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete consolidated financial statements. These condensed consolidated financial statements include all adjustments (including normal recurring adjustments) considered necessary by management to present a fair statement of the financial position, results of operations and cash flow for the periods presented. The results reported in these condensed consolidated financial statements should not be regarded as necessarily indicative of results that may be expected for the entire year. The condensed consolidated financial statements included herein should be read in conjunction with the audited financial statements and related notes contained in our 2012 year end financial statements on Form 8-K furnished on March 28, 2013.

The Company’s management has determined that the Company has one reportable operating segment, mortgage insurance.

The condensed consolidated financial statements are presented in U.S. dollars. The accompanying financial statements include Genworth Financial Mortgage Indemnity Limited and are prepared on a consolidated basis. All intercompany transactions have been eliminated in the consolidated financial statements.

Genworth Mortgage is a wholly-owned subsidiary of Genworth Financial Services Pty Ltd and was incorporated in Australia on November 10, 2003. The ultimate parent company of Genworth Mortgage is Genworth Financial, Inc. (“Genworth”). The Company is the principal operating entity of Genworth’s Australia mortgage insurance business.

(2) Accounting Pronouncements

Recently adopted

On January 1, 2013, we adopted new accounting guidance for disclosures about offsetting assets and liabilities. This guidance requires an entity to disclose information about offsetting and related arrangements to enable users to understand the effect of those arrangements on its financial position. The adoption of this accounting guidance did not impact our consolidated results.

On January 1, 2013, we adopted new accounting guidance related to the presentation of the reclassification of items out of accumulated other comprehensive income into net income. The adoption of this accounting guidance impacted our disclosures only and did not impact our consolidated results.

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Three Months Ended March 31, 2013 and 2012

(Unaudited)

(3) Investments

(a) Net Investment Income

Sources of net investment income were as follows for the periods indicated:

	Three months ended March 31,
(U.S. dollar amounts in thousands)	2013	2012
Fixed maturity securities	$40,670	$39,132
Cash and cash equivalents	3,479	8,198

Gross investment income before expenses and fees	44,149	47,330
Expenses and fees	(1,217)	(862)

Net investment income	$42,932	$46,468

(b) Net Investment Gains

The net investment gains were as follows for the periods indicated:

	Three months ended March 31,
(U.S. dollar amounts in thousands)	2013	2012
Available-for-sale investment securities:
Realized gains on sale	$1,125	$2,202
Realized losses on sale	—	(1,908)

Net realized gains (losses) on available-for-sales securities	1,125	294

Impairments:
Total other-than-temporary impairments	—	—
Portion of other-than-temporary impairments included in other comprehensive income	—	—

Net other-than-temporary impairments	—	—

Net investment gains	$1,125	$294

The Company generally intends to hold securities in unrealized loss positions until they recover. However, from time to time, the intent on an individual security may change, based upon market or other unforeseen developments. In such instances, the Company sells securities in the ordinary course of managing its portfolio to meet diversification, credit quality, yield and liquidity requirements. If a loss is recognized from a sale subsequent to a balance sheet date due to these unexpected developments, the loss is recognized in the period in which we determined that we have the intent to sell the securities or it is more likely than not that we will be required to sell the securities prior to recovery. The Company did not have any securities sold at a loss during the three months ended March 31, 2013. The aggregate fair value of securities sold at a loss during the three months ended March 31, 2012 was $14 million, which was approximately 88% of book value.

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Three Months Ended March 31, 2013 and 2012

(Unaudited)

(c) Unrealized Investment Gains (Losses)

Net unrealized gains (losses) on available-for-sale investment securities reflected as a separate component of accumulated other comprehensive income (loss) were as follows as of the dates indicated:

(U.S. dollar amounts in thousands)	March 31, 2013	December 31, 2012
Net unrealized gains (losses) on investment securities:
Fixed maturity securities	$114,631	$138,859
Income taxes expense	(34,624)	(41,780)

Net unrealized investment gains (losses)	$80,007	$97,079

The change in net unrealized gains (losses) on available-for-sale investment securities reported in accumulated other comprehensive income (loss) was as follows as of and for the three months ended March 31:

(U.S. dollar amounts in thousands)	2013	2012

Beginning balance	$97,079	$49,386
Unrealized gains (losses) arising during the period:
Unrealized gains (losses) on investment securities	(23,103)	(1,908)
Provision for income taxes	6,818	581

Change in unrealized gains (losses) on investment securities	(16,285)	(1,327)
Reclassification adjustments to net investment gains, net of taxes of $338 and $88	(787)	(206)

Ending balance	$80,007	$47,853

(d) Fixed Maturity Securities

As of March 31, 2013, the amortized cost or cost, gross unrealized gains (losses) and fair value of the fixed maturity securities classified as available-for-sale were as follows:

		Gross unrealized gains		Gross unrealized losses
(U.S. dollar amounts in thousands)	Amortized cost or cost	Not other-than- temporarily impaired	Other-than- temporarily impaired	Not other-than- temporarily impaired	Other-than- temporarily impaired	Fair value
Fixed maturity securities:
Government—non-U.S.	$395,859	$13,096	$—	$(1,325)	$—	$407,630
Corporate—U.S.	18,183	215	—	—	—	18,398
Corporate—non-U.S.	2,748,467	104,313	—	(2,142)	—	2,850,638
Residential mortgage-backed securities	50,498	—	—	—	—	50,498

Total available-for-sale securities	$3,213,007	$117,624	$—	$(3,467)	$—	$3,327,164

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Three Months Ended March 31, 2013 and 2012

(Unaudited)

As of December 31, 2012, the amortized cost or cost, gross unrealized gains (losses) and fair value of the fixed maturity securities classified as available-for-sale were as follows:

		Gross unrealized gains		Gross unrealized losses
(U.S. dollar amounts in thousands)	Amortized cost or cost	Not other-than- temporarily impaired	Other-than- temporarily impaired	Not other-than- temporarily impaired	Other-than- temporarily impaired	Fair value
Fixed maturity securities:
Government—non-U.S.	$394,971	$16,977	$—	$(478)	$—	$411,470
Corporate—U.S.	18,153	252	—	—	—	18,405
Corporate—non-U.S.	2,727,088	121,803	—	(261)	—	2,848,630
Residential mortgage-backed securities	50,425	—	—	—	—	50,425

Total available-for-sale securities	$3,190,637	$139,032	$—	$(739)	$—	$3,328,930

The following table presents the fair values and gross unrealized losses of investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of March 31, 2013:

	Less than 12 months			12 months or more			Total
(U.S. dollar amounts in thousands)	Fair value	Gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	Number of securities
Description of Securities
Fixed maturity securities:
Government—non-U.S.	$109,640	$(1,286)	6	$867	$(39)	2	$110,507	$(1,325)	8
Corporate —U.S.	—	—	—	—	—	—	—	—	—
Corporate—non-U.S.	424,368	(2,098)	19	5,683	(44)	1	430,051	(2,142)	20

Total for securities in an unrealized loss position	$534,008	$(3,384)	25	$6,550	$(83)	3	$540,558	$(3,467)	28

% Below cost—fixed maturity securities:
<20% Below cost	$534,008	$(3,384)	25	$6,550	$(83)	3	$540,558	$(3,467)	28
20%-50% Below cost	—	—	—	—	—	—	—	—	—
>50% Below cost	—	—	—	—	—	—	—	—	—

Total for securities in an unrealized loss position	$534,008	$(3,384)	25	$6,550	$(83)	3	$540,558	$(3,467)	28

Investment grade	$534,008	$(3,384)	25	$6,550	$(83)	3	$540,558	$(3,467)	28
Below investment grade	—	—	—	—	—	—	—	—	—

Total for securities in an unrealized loss position	$534,008	$(3,384)	25	$6,550	$(83)	3	$540,558	$(3,467)	28

As indicated in the table above, all of the securities in a continuous unrealized loss position for less than 12 months were investment grade and less than 20% below cost. These unrealized losses were primarily attributable to credit spreads that have widened since acquisition for foreign sovereign and foreign local government securities. For securities that have been in a continuous unrealized loss for less than 12 months, the average fair value percentage below cost was approximately 1% as of March 31, 2013.

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Three Months Ended March 31, 2013 and 2012

(Unaudited)

Fixed Maturity Securities In A Continuous Unrealized Loss Position For 12 Months Or More

Of the $0.1 million of unrealized losses on fixed maturity securities in a continuous unrealized loss for 12 months or more that were less than 20% below cost, the weighted-average rating was “A” and 100% were investment grade as of March 31, 2013. These unrealized losses were attributable to the widening of credit spreads for these securities since acquisition, primarily associated with corporate securities in the finance and insurance sector. The average fair value percentage below cost for these securities was approximately 1% as of March 31, 2013. The Company did not have any fixed maturity securities in a continuous loss position for 12 months or more with a fair value that was more than 20% below cost.

The following table presents the fair values and gross unrealized losses of investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2012:

	Less than 12 months			12 months or more			Total
(U.S. dollar amounts in thousands)	Fair value	Gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	Number of securities
Description of Securities
Fixed maturity securities:
Government—non-U.S.	$69,378	$(445)	3	$864	$(33)	2	$70,242	$(478)	5
Corporate —U.S.	—	—	—	—	—	—	—	—	—
Corporate—non-U.S.	57,816	(181)	4	5,638	(80)	1	63,454	(261)	5

Total for securities in an unrealized loss position	$127,194	$(626)	7	$6,502	$(113)	3	$133,696	$(739)	10

% Below cost—fixed maturity securities:
<20% Below cost	$127,194	$(626)	7	$6,502	$(113)	3	$133,696	$(739)	10
20%-50% Below cost	—	—	—	—	—	—	—	—	—
>50% Below cost	—	—	—	—	—	—	—	—	—

Total for securities in an unrealized loss position	$127,194	$(626)	7	$6,502	$(113)	3	$133,696	$(739)	10

Investment grade	$127,194	$(626)	7	$6,502	$(113)	3	$133,696	$(739)	10
Below investment grade	—	—	—	—	—	—	—	—	—

Total for securities in an unrealized loss position	$127,194	$(626)	7	$6,502	$(113)	3	$133,696	$(739)	10

The scheduled maturity distribution of fixed maturity securities as of March 31, 2013 is set forth below. Actual maturities may differ from contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

(U.S. dollar amounts in thousands)	Amortized cost or cost	Fair value
Due one year or less	$601,107	$608,213
Due after one year through five years	1,794,448	1,870,461
Due after five years through ten years	743,278	774,992
Due after ten years	23,676	23,000

Subtotal	3,162,509	3,276,666
Residential mortgage-backed securities	50,498	50,498

Total	$3,213,007	$3,327,164

As of March 31, 2013, $11 million of investments were subject to certain call provisions. Typically, call provisions provide the issuer the ability to redeem a security, prior to its stated maturity, at or above par.

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Three Months Ended March 31, 2013 and 2012

(Unaudited)

(e) Investment Concentrations

As of March 31, 2013, securities issued by finance and insurance industry groups and foreign state government represented approximately 17% and 33%, respectively, of the corporate fixed maturity securities portfolio held by the Company.

As of March 31, 2013, the Company held $327 million in corporate fixed maturity securities issued by the Queensland Treasury Corporation, $286 million in corporate fixed maturity securities issued by the New South Wales Treasury Corporation, $235 million in corporate fixed maturity securities issued by the Western Australia Treasury Corporation and $224 million in corporate fixed maturity securities issued by the National Australia Bank Limited, which comprised 15%, 13%, 11% and 10%, respectively, of total stockholder’s equity. No other single issuer exceeded 10% of total stockholder’s equity.

(4) Fair Value Measurements

Recurring Fair Value Measurements

We have fixed maturity securities which are carried at fair value. Below is a description of the valuation techniques and inputs used to determine fair value by class of instrument.

Fixed maturity securities

The valuations of fixed maturity securities are determined using a market approach, income approach or a combination of the market and income approach depending on the type of instrument and availability of information.

We utilize certain third-party data providers when determining fair value. We consider information obtained from third-party pricing services (“pricing services”) as well as third-party broker provided prices, or broker quotes, in our determination of fair value. Additionally, we utilize internal models to determine the valuation of securities using an income approach where the inputs are based on third-party provided market inputs. While we consider the valuations provided by pricing services and broker quotes, management determines the fair value of our investment securities after considering all relevant and available information. We also use various methods to obtain an understanding of the valuation methodologies and procedures used by third-party data providers to ensure sufficient understanding to evaluate the valuation data received, including an understanding of the assumptions and inputs utilized to determine the appropriate fair value. For pricing services, we analyze the prices provided by our primary pricing services to other readily available pricing services and perform a detailed review of the assumptions and inputs from each pricing service to determine the appropriate fair value when pricing differences exceed certain thresholds. We also evaluate changes in fair value that are greater than 10% each month to further aid in our review of the accuracy of fair value measurements and our understanding of changes in fair value, with more detailed reviews performed by the asset managers responsible for the related asset class associated with the security being reviewed.

In general, we first obtain valuations from pricing services. If a price is not supplied by a pricing service, we will typically seek a broker quote. For certain private fixed maturity securities where we do not obtain valuations from pricing services, we utilize an internal model to determine fair value since transactions for identical securities are not readily observable and these securities are not typically valued by pricing services. For all securities, excluding certain private fixed maturity securities, if neither a pricing service nor broker quotes valuation is available, we determine fair value using internal models.

For pricing services, we obtain an understanding of the pricing methodologies and procedures for each type of instrument. In general, a pricing service does not provide a price for a security if sufficient information is not readily available to determine fair value or if such security is not in the specific sector or class covered by a particular pricing service. Given our understanding of the pricing methodologies and procedures of pricing services, the securities valued by pricing services are typically classified as Level 2 unless we determine the valuation process for a security or group of securities utilizes significant unobservable inputs, which would result in the valuation being classified as Level 3.

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Three Months Ended March 31, 2013 and 2012

(Unaudited)

For private fixed maturity securities, we utilize an internal model to determine fair value and utilize public bond spreads by sector, rating and maturity to develop the market rate that would be utilized for a similar public bond. We then add an additional premium, which represents an unobservable input, to the public bond spread to adjust for the liquidity and other features of our private placements. We utilize the estimated market yield to discount the expected cash flows of the security to determine fair value. In certain instances, we utilize price caps for securities where the estimated market yield results in a valuation that may exceed the amount that would be received in a market transaction. We assign each security an internal rating to determine the appropriate public bond spread that should be utilized in the valuation. While we generally consider the public bond spreads by sector and maturity to be observable inputs, we evaluate the similarities of our private placement with the public bonds, any price caps utilized and whether external ratings are available for our private placement to determine whether the spreads utilized would be considered observable inputs. During the second quarter of 2012, we began classifying private securities without an external rating as Level 3. In general, increases (decreases) in credit spreads will decrease (increase) the fair value for our fixed maturity securities. To determine the significance of unobservable inputs, we calculate the impact on the valuation from the unobservable input and will classify a security as Level 3 when the impact on the valuation exceeds 10%.

For broker quotes, we consider the valuation methodology utilized by the third party, but the valuation typically includes significant unobservable inputs. Accordingly, we classify the securities where fair value is based on our consideration of broker quotes as Level 3 measurements.

For remaining securities priced using internal models, we maximize the use of observable inputs but typically utilize significant unobservable inputs to determine fair value. Accordingly, the valuations are typically classified as Level 3.

The following tables summarize the primary sources considered when determining fair value of each class of fixed maturity securities as of the dates indicated:

	March 31, 2013
(U.S. dollar amounts in thousands)	Total	Level 1	Level 2	Level 3
Government—non-U.S.:
Pricing services	$406,763	$—	$406,763	$—
Internal models	867	—	—	867

Total government—non-U.S.	407,630	—	406,763	867

Corporate—U.S.:
Pricing services	18,398	—	18,398	—

Total corporate—U.S.	18,398	—	18,398	—

Corporate—non-U.S.:
Pricing services	2,850,638	—	2,850,638	—

Total corporate—non-U.S.	2,850,638	—	2,850,638	—

Residential mortgage-backed securities:
Internal models	50,498	—	—	50,498

Total residential mortgage-backed securities	50,498	—	—	50,498

Total fixed maturity securities	$3,327,164	$—	$3,275,799	$51,365

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Three Months Ended March 31, 2013 and 2012

(Unaudited)

	December 31, 2012
(U.S. dollar amounts in thousands)	Total	Level 1	Level 2	Level 3
Government—non-U.S.:
Pricing services	$410,606	$—	$410,606	$—
Internal models	864	—	—	864

Total government—non-U.S.	411,470	—	410,606	864

Corporate—U.S.:
Pricing services	18,405	—	18,405	—

Total corporate—U.S.	18,405	—	18,405	—

Corporate—non-U.S.:
Pricing services	2,848,630	—	2,848,630	—

Total corporate—non-U.S.	2,848,630	—	2,848,630	—

Residential mortgage-backed securities:
Internal models	50,425	—	—	50,425

Total residential mortgage-backed securities	50,425	—	—	50,425

Total fixed maturity securities	$3,328,930	$—	$3,277,641	$51,289

The following tables set forth our assets that are measured at fair value on a recurring basis as of the dates indicated:

	March 31, 2013
(U.S. dollar amounts in thousands)	Total	Level 1	Level 2	Level 3
Assets
Investments:
Fixed maturity securities:
Government—non-U.S.	$407,630	$—	$406,763	$867
Corporate—U.S.	18,398	—	18,398	—
Corporate—non-U.S.	2,850,638	—	2,850,638	—
Residential mortgage-backed securities	50,498	—	—	50,498

Total fixed maturity securities	$3,327,164	$—	$3,275,799	$51,365

	December 31, 2012
(U.S. dollar amounts in thousands)	Total	Level 1	Level 2	Level 3
Assets
Investments:
Fixed maturity securities:
Government—non-U.S.	$411,470	$—	$410,606	$864
Corporate—U.S.	18,405	—	18,405	—
Corporate—non-U.S.	2,848,630	—	2,848,630	—
Residential mortgage-backed securities	50,425	—	—	50,425

Total fixed maturity securities	$3,328,930	$—	$3,277,641	$51,289

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Three Months Ended March 31, 2013 and 2012

(Unaudited)

The following tables present additional information about assets measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of or for the dates indicated:

		Total realized and unrealized gains (losses)		Purchases	Sales	Issuances	Settlements	Transfer into Level 3	Transfer out of Level 3	Ending balance as of March 31, 2013	Total gains (losses) included in net income (loss) attributable to assets still held
(U.S. dollar amounts in thousands)	Beginning balance as of January 1, 2013	Included in net income (loss)	Included in OCI
Fixed maturity securities:
Government—non-U.S.	$864	$—	$3	$—	$—	$—	$—	$—	$—	$867	$—
Residential mortgage-backed securities	50,425	—	73	—	—	—	—	—	—	50,498	—

Total Level 3 assets	$51,289	$—	$76	$—	$—	$—	$—	$—	$—	$51,365	$—

		Total realized and unrealized gains (losses)		Purchases	Sales	Issuances	Settlements	Transfer into Level 3	Transfer out of Level 3	Ending balance as of March 31, 2012	Total gains (losses) included in net income (loss) attributable to assets still held
(U.S. dollar amounts in thousands)	Beginning balance as of January 1, 2012	Included in net income (loss)	Included in OCI
Fixed maturity securities:
Government—non-U.S.	$839	$—	$31	$—	$—	$—	$—	$—	$—	$870	$—
Residential mortgage-backed securities	49,635	—	543	—	—	—	—	—	—	50,178	—

Total Level 3 assets	$50,474	$—	$574	$—	$—	$—	$—	$—	$—	$51,048	$—

Realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either net investment gains (losses) within the consolidated statements of income or other comprehensive income (loss) (“OCI”) within stockholder’s equity based on the appropriate accounting treatment for the instrument.

Purchases, sales, issuances and settlements represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity consists of purchases, sales and settlements of fixed maturity securities.

The amount presented for unrealized gains (losses) for assets still held as of the reporting date primarily represents accretion on certain fixed maturity securities which were recorded in net investment gains (losses).

The fair value of securities classified as Level 3 includes one residential mortgage-backed security that is valued at par value. As a result of the underlying floating rate of the bond that represents a pass through rate that fluctuates each period based on the performance of the underlying structure, we determined the current yield approximates the market yield for the security. Since this security is not publicly traded and is not similar to other publicly traded instruments, there is limited market observable input to use in determining fair value and results in the security being classified as Level 3.

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Three Months Ended March 31, 2013 and 2012

(Unaudited)

(5) Reinsurance

The Company assumes mortgage insurance business from BT Lenders Mortgage Insurance (formerly Westpac Lenders Mortgage Insurance Company) on a quota share basis. The current quota share is 20% of the covered policies.

The Company was party to excess of loss reinsurance contracts with Brookfield Life Assurance Company Limited (“Brookfield”) and with Genworth Mortgage Insurance Corporation (“GEMICO”), both affiliates. Consistent with the Company’s capital management plan of obtaining external reinsurance to replace internal reinsurance, the Company terminated its reinsurance agreement with GEMICO, effective July 2012. The reinsurance agreement transferred from GEMICO in February 2012 to Brookfield was terminated effective January 1, 2013.

The Company has reinsurance arrangements with a number of non-affiliate reinsurers to provide for the recoverability of losses in excess of certain aggregate retention limits.

In aggregate, the Company’s reinsurance arrangements provide a capped catastrophe reinsurance protection for losses. The Company sets the criteria for acceptable reinsurance in terms of risk appetite and counter party risk and monitors the reinsurance program to mitigate overall insurance risk.

(6) Securitization Entities

Part of the Company’s product offering includes portfolio credit enhancement policies to Australian regulated lenders that have originated housing loans for securitization in the Australian, European and U.S. markets. Portfolio mortgage insurance serves as an important form of credit enhancement for the Australian securitization market and the Company’s portfolio credit enhancement coverage is generally purchased for low loan-to-value, seasoned loans written by regulated institutions.

As of March 31, 2013 and December 31, 2012, the Company had a maximum exposure to loss from the provision of portfolio credit enhancement to securitization trusts sponsored by third parties of $149 million and $150 million, respectively. The exchange rate for calculating the maximum exposure to loss of translating the Australian dollar into the U.S. dollar as of March 31, 2013 and December 31, 2012 was $1.04. This exposure was calculated based on the expectation of a 1 in 250 year event. The Company has applied the Australian Prudential Regulation Authority (“APRA”) stress scenario to calculate this exposure. The Company holds sufficient capital resources to meet this obligation were it to occur.

(7) Statutory Accounting

The Company prepares financial statements for its regulator, APRA, in accordance with the accounting practices prescribed by the regulator, which is a comprehensive basis of accounting other than U.S. GAAP.

The balance sheet is recorded under Australian accounting standards and a prudential adjustment is made to derive the APRA capital base, being the tax-effected difference between the insurance liabilities under APRA and Australian accounting standards.

The Company’s APRA net income after tax, capital base, minimum capital requirement and solvency ratio were as follows as of and for the year ended December 31:

(U.S. dollar amounts in thousands)	2012
APRA net income after tax	$168,951

APRA capital base	$2,599,539
APRA minimum capital requirement	$1,735,429
APRA solvency ratio	1.50

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Three Months Ended March 31, 2013 and 2012

(Unaudited)

The above APRA net income after tax, capital base, minimum capital requirement and solvency ratio are the combined amounts of Genworth Financial Mortgage Insurance Pty Limited and its wholly-owned subsidiary, Genworth Financial Mortgage Indemnity Limited.

Under the prudential regulation framework in Australia, mortgage insurers are required to establish a catastrophic risk charge defined as a 1 in 250 year event. APRA specifies a formula to quantify this event. Effective January 1, 2013, the Company has applied the new APRA prudential and reporting standards. The Company is required to maintain adequate capital to fund this charge, in addition to normal insurance liabilities, by ensuring that its capital base exceeds its minimum capital requirement at all times. The new standards did not indicate a material change to the regulatory capital requirements for the Company. The Company expects to maintain the prescribed capital amounts as required by APRA.

As of March 31, 2013, the APRA solvency ratio was 1.45.

The Company’s ability to pay dividends to Genworth Financial Services Pty Limited is allowable if the following apply:

•	the Company’s assets exceed its liabilities immediately before the dividend is declared and the excess is sufficient for the payment of the dividend;

•	it is fair and reasonable to the Company’s shareholder as a whole; and

•	it does not materially prejudice the Company’s ability to pay its creditors.

Any dividend above four preceding quarters’ earnings requires prior approval from APRA. In addition, any dividend payment must result in the Company continuing to meet the APRA minimum capital requirement.

(8) Changes in Other Comprehensive Income (Loss)

The following tables show the changes in OCI, net of taxes, by component as of and for the periods indicated:

(Amounts in thousands)	Net unrealized investment gains (losses) (1)	Foreign currency translation adjustments	Total
Balances as of January 1, 2013	$97,079	$501,467	$598,546
OCI before reclassifications	(16,285)	2,791	(13,494)
Amounts reclassified from OCI	(787)	—	(787)

Current period OCI	(17,072)	2,791	(14,281)

Balances as of March 31, 2013	$80,007	$504,258	$584,265

(1)	See note 3 for additional information.

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Three Months Ended March 31, 2013 and 2012

(Unaudited)

(Amounts in thousands)	Net unrealized investment gains (losses) (1)	Foreign currency translation adjustments	Total
Balances as of January 1, 2012	$49,386	$468,800	$518,186
OCI before reclassifications	(1,327)	22,511	21,184
Amounts reclassified from OCI	(206)	—	(206)

Current period OCI	(1,533)	22,511	20,978

Balances as of March 31, 2012	$47,853	$491,311	$539,164

(1)	See note 3 for additional information.

The following table shows reclassifications out of accumulated other comprehensive income (loss), net of taxes, for the periods presented:

	Amount reclassified from accumulated other comprehensive income (loss)		Affected line item in the consolidated statements of income
	Three months ended March 31,
(Amounts in thousands)	2013	2012
Net unrealized investment gains (losses):
Unrealized gains (losses) on investments	$(1,125)	$(294)	Net investment gains
Provision for income taxes	338	88	Provision for income taxes

Total	$(787)	$(206)